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                                                                   EXHIBIT 10.29

                                  APERIAN, INC.
                             2000 STOCK OPTION PLAN
                     (RESTATEMENT THROUGH FEBRUARY 14, 2001)

1.       Purpose.

         Aperian, Inc., a Delaware corporation (herein, together with its successors, referred to as the "Company"), successor by merger to MSI Holdings, Inc., by means of this 2000 Stock Option Plan (the "Plan"), desires to afford certain individuals and employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). All capitalized terms not otherwise defined in Sections 1 through 17 of this Plan shall have the meanings set forth in Section 18 of this Plan.

         The stock options described in Sections 6 and 7 (the "Options"), and other stock or equity-based awards described in Section 8 (the "Awards"), are a matter of separate inducement and, except as specifically provided herein or elsewhere, are not in lieu of any salary or other compensation for services.

2.       Administration.

         (a) Committee. The Board of Directors of the Company (the "Board of Directors") shall administer the Plan with respect to all Employees (as hereinafter defined) or Eligible Non-Employees (as hereinafter defined) or may delegate all or part of its duties under this Plan to any committee or sub-committee appointed by the Board of Directors (the "Committee") or to any officer or committee of officers of the Company, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Employees or Eligible Non-Employees who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Employees or Eligible Non-Employees who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m). The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall in no event be fewer than required by Rule 16b-3 and Section 162(m) where applicable. Except for references in Sections 2(a), 2(b), and 2(c) and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as
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administrator of the Plan for Employees or Eligible Non-Employees or to the
appropriate delegate of the Committee or the Board of Directors.

         (b) Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

         (c) Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the certificate of incorporation of the Company, the by-laws of the Company, Rule 16b-3 so long as it is applicable, and Section 162(m) so long as it is applicable.

3.       Shares Available.

         Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of common stock, $0.10 par value, of the Company ("Common Stock") in respect of which Options and Awards may be granted for all purposes under the Plan shall be 12,000,000 shares, provided, however, that the number of such shares that shall be available for issuance under Awards granted pursuant to Section 8 shall not exceed the number established from time to time by the Compensation Committee of the Board of Directors. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, or any shares as to which Awards have been granted are forfeited or surrendered, such shares shall thereafter be available for grants under the Plan. Options or Awards granted under the Plan may be fulfilled in accordance with the terms of the Plan with
(i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of


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Directors or the Committee may determine from time to time.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Employees. As used herein, the term "Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who is regularly employed on a salaried basis and who is so employed on the date of such grant.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any director of the Company who is not regularly employed on a salaried basis with the Company and any other person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         Grants of Awards may be made under the Plan, subject to and in accordance with Section 8, to Employees and Eligible Non-Employees.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options or any Awards.

         Notwithstanding any other provision of this Plan to the contrary, with respect to the grant of any Options or Awards to any Employee or Eligible Non-Employee, the Committee shall first determine the number of shares (or units) in respect of which Options or Awards are to be granted to such Employee or Eligible Non-Employee and shall then cause to be granted to such Employee or Eligible Non-Employee an Option exercisable for such shares or an Award for such shares (or units). The exercise price per share of Common Stock under each Option and the value of each share of Common Stock (or unit) under each Award shall be fixed by the Committee at the time of grant of the Option or Award and shall not be less than 85% of the Fair Market Value of a share of Common Stock on the day preceding the date of grant; provided, in the case of an Incentive Option (as hereinafter defined) the exercise price per share shall not be less than 100% of the Fair Market Value of a Share of Common Stock on the day preceding the date of grant, except as provided in 6(a) hereof.


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5.       Authority of Committee.

         Subject to the express provisions of the Plan and any applicable law with which the Company intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Options or Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Employees or Eligible Non-Employees to whom, and the time or times at which, Options and Awards shall be granted; (c) to determine the number of shares of Common Stock (or units) that shall be the subject of each Option or Award; (d) to determine the terms and provisions of each agreement evidencing Options or Awards granted hereunder (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exerciseability of the Options, (ii) the forfeitability of any shares (or units) or any restrictions on shares (or units) subject to an Award, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Option or Award is restricted, (iv) the effect of termination of employment on the Option or Award, (iv) the effect of approved leaves of absence (consistent with any applicable provisions of the Code or Treasury regulations) and (v) the establishment of procedures for an optionee to exercise an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the Option exercise price; provided, however, that if the Committee permits, pursuant to Section 6(b) or 7(a)(ii), payment of the exercise price of an Option with previously acquired shares of Common Stock (A) in the case of Incentive Options, no shares shall be used to pay the exercise price under this paragraph unless (1) such shares were not acquired through the exercise of Incentive Options or (2) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Options and for more than one year since the exercise of such Incentive Options (the "Holding Period"), or (y) if such shares have not been held for the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph, (B) no such procedure shall be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or a Related Entity, and (C) notwithstanding any provision in the Plan to the contrary, no such shares shall be used to pay the Option exercise price unless such shares shall have been held by the optionee for a period of six months prior to the date of exercise of the Option; (e) to accelerate, pursuant to Section 9 or otherwise, the vesting or exerciseability (or time of exerciseability) of all or part of any Option, or the vesting or lapsing of restrictions on all or part of any Award, that has been granted; (f) to construe the respective agreements evidencing Options and Awards pursuant to the Plan; (g) to make determinations of the Fair Market Value of the Common Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of
Section 2(a); and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Option, in any Award, or in any


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agreements evidencing Options or Awards granted hereunder in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 5 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. Those powers are vested in the Board of Directors.

         An Option shall be vested and/or exercisable, and the restrictions on any Awards shall lapse, in whole or in part and at such times as determined by the Committee. The Committee in its discretion may provide that an Option shall be vested or exercisable, and the restrictions on any Awards shall lapse, only upon the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company's sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders' equity achieved by the Company.

         From time to time, the Board of Directors and appropriate officers of the Company shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Common Stock available for issuance pursuant to agreements evidencing Options or Awards granted hereunder.

6.       Stock Options for Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Sections 7 and 8), including the following:

         (a) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine.


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The Option exercise price shall not be less than 85% of the Fair Market Value of a share of Common Stock on the day preceding the date of grant; provided, that in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

         (b) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee pursuant to a procedure created pursuant to Section 5(d) of the Plan. Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         (c) Continuation of Employment. Each Incentive Option shall be granted to an Employee only when he is an employee of the Company or a Related Entity and may only be exercised while such optionee is an employee of the Company or a Related Entity or within three months after termination of employment with the Company or related Entity.

         (d) Exerciseability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Incentive Option by its terms shall be exercisable after the expiration of ten years from the date of grant of such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         (e) Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option).

         (f) Disability. If the employment of any optionee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the


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90th day after the date of such termination of employment) or established by the
Committee pursuant to Section 9 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

         (g) Termination for Good Cause. Unless an optionee's Option expressly provides otherwise or the Committee determines otherwise, such optionee shall immediately forfeit all rights under his Option as of the date of termination of employment with the Company or Related Entity, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee), and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         (h) Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in Sections 6(e), 6(f) or 6(g) above, such optionee shall have the right to exercise his Option in accordance with its terms, within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination.

         (i) Maximum Exercise. The aggregate Fair Market Value of stock (determined on the day preceding the Option's date of grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.

7.       Stock Option Grants to Eligible Non-Employees.

         (a) Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Sections 6 and 8), including the following:

                  (i) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine, provided however, that the exercise price shall not be less than 85% of the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.


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                  (ii) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee pursuant to a procedure created pursuant to
         Section 5(d) of the Plan. Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

                  (iii) Exerciseability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

                  (iv) Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option).

                  (v) Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the date of such termination of employment) or established by the Committee pursuant to Section 9 (but not after the expiration of the Option).

                  (vi) Termination for Good Cause. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause or (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

                  (vii) Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other


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         than those specified in subsections 7(a)(iv), (a)(v) or (a)(vi) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but not after the expiration date of the Option).

         (b) An Eligible Non-Employee that is a non-employee director of the Company may elect to receive Options in lieu of all or a portion of such director's annual cash retainer fee, if any, for services as a director of the Company. Notwithstanding subsection 7(a)(ii), the following shall apply if a non-employee director elects to receive all or a portion of his/her annual cash retainer in Options:

                  (i) Method of Election. Except as otherwise specified by the Committee, a non-employee director's election shall be made in accordance with the following provisions. Unless the Committee provides otherwise, the election may be made only by written notice delivered to the Committee prior to the first day of the calendar year in which the cash payment would otherwise be made. The election shall specify the amount of the annual cash retainer that is to be paid in the form of Options and shall be irrevocable except for payments otherwise payable in the next calendar year after the date of a written notice of revocation.

                  (ii) Terms of Options. The date of grant of an Option granted pursuant to this Section 7(b) shall be the later of (1) the date all corporate action necessary to effect the grant has been completed or
         (2) the date on which the portion of the annual cash retainer fee that the non-employee director has elected not to receive would otherwise have been paid. The number of shares subject to that Option shall be determined by dividing the foregone amount of the annual cash retainer fee otherwise due and payable on the date of grant by the value of an Option for one share of Common Stock on the day preceding the date of grant having the terms set forth herein, which value shall be calculated pursuant to a Black-Scholes Model or similar valuation method selected by the Committee. The exercise price with respect to a share of Common Stock subject to that Option shall be the Fair Market Value of a share of Common Stock on the day preceding the Option's date of grant.

8.       Awards.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant Awards of shares of Common Stock or other equity-based awards to Employees or Eligible Non-Employees. The terms and conditions of the Awards granted under this Section 8 shall be determined from time to time by the Committee and set forth in an agreement evidencing such Award; provided, however, that the Awards granted under this Section 8 shall be subject to all terms and provisions of the Plan (other than Sections 6 and 7), including the following:

                  (a) Price. Subject to Section 4, the Committee shall establish the price or value of the shares of Common Stock, or the value of units, subject to an Award.


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                  (b) Payment. The Committee shall determine the amount and form of any payment (if applicable) for Common Stock received pursuant to an Award, provided, that, in the absence of such a determination, an award-holder shall not be required to make any payment for Common Stock received pursuant to an Award, except to the extent otherwise required by law.

                  (c) Forfeiture Restrictions. An Award or shares of Common Stock that may be the subject of an Award may be subject to restrictions (the "Forfeiture Restrictions") such that an award-holder will have an obligation to forfeit or surrender all or part of the Award or any shares received under an Award under the Forfeiture Restrictions. The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals or targets established by the Committee, which are based on (A) the price of a share of Common Stock, (B) the Company's earnings per share, (C) the Company's market share, (D) the market share of a business unit of the Company designated by the Committee, (E) the Company's sales, (F) the sales of a business unit of the Company designated by the Committee, (G) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (H) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (I) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (J) the economic value added, or (K) the return on stockholders' equity achieved by the Company; (ii) the award-holder's continued employment or service with the Company for a specified period of time; (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (iv) a combination of any of the foregoing. Each Award may, in the discretion of the Committee, have different Forfeiture Restrictions.

                  (d) Term. The term of any Award shall not exceed ten years from the date of grant of the Award.

9.       Change of Control.

         Except as otherwise expressly provided in a particular Option or Award, if (i) a Change of Control shall occur or (ii) the Company shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options or Awards outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine and the Company may purchase any or all of such Options or Awards for an amount of cash equal to the amount that could have been attained upon the exercise of such Options or Awards or the realization of the optionee's or award-holder's rights had such Option or Award been currently exercisable. Each Option and Award accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not


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later than the stated exercise date) as the Committee shall determine.

10.      Adjustment of Shares.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option or Award, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option or Award and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made that would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code. The maximum aggregate number of shares of Common Stock in respect of which Options or Awards may be granted under this Plan as provided for in Section 3, and the maximum number that may be granted to any one individual in a calendar year pursuant to
Section 21, shall be subject to adjustment as contemplated above.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option or Award, in the event that the Company is not the surviving entity of a Reorganization and, following such Reorganization and, in connection with such Reorganization, any optionee or award-holder will hold Options or Awards issued pursuant to this Plan which have not been exercised, canceled, forfeited, or terminated in connection therewith, the Company shall cause such Options or Awards to be assumed (or canceled and replacement options or awards issued) by the surviving entity or a Related Entity with such changes in the number and/or kind of shares and/or interests subject to an Option and Award and the per share price or the value thereof as the Committee determines is necessary to give appropriate effect to such Reorganization. In the event of any perceived conflict between the provisions of
Section 9 and this Section 10, the Committee's determination under Section 9 shall control.

11.      Assignment or Transfer.

         (a) Transfer of Incentive Options. Incentive Options are not transferable by an optionee other than by will or the laws of descent and distribution.

         (b) Transfer of Non-Qualified Options or Awards.

                  (i) Permitted Transferees. The Committee may, in its discretion, permit an optionee or award-holder to transfer all or any portion of a Non-Qualified Option or Award, or authorize all or a portion of any Non-Qualified Option or Award to be granted to an optionee or award-holder to be on terms that permit transfer by such optionee or award-holder, to (A) the spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law of the optionee or award-holder, including adoptive relationships, or any other person sharing the optionee's or award-holder's household (other than a tenant or employee) (collectively, "Immediate Family Members"),
         (B) a trust or trusts in which such Immediate Family Members have more than fifty percent of the beneficial interest, (C) a foundation in which such Immediate Family Members (or the optionee or award-holder) control the management of assets, or (D) any other entity in which such Immediate Family Members (or the optionee or award-holder) own more than fifty percent of the voting interests (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer, (y) subsequent transfers of Non-Qualified Options or Awards transferred as provided above shall be prohibited except subsequent transfers back to the grantee of the Option or Award and transfers to other Permitted Transferees of the grantee of the Option or Award.

                  (ii) Domestic Relations Orders. In the Committee's sole discretion, Non-Qualified Options or Awards may be transferred pursuant to domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                  (iii) Other Transfers and Exercise Rights. Except as expressly permitted by Sections 11(b)(i) and 11(b)(ii), Non-Qualified Options requiring exercise, or any Awards subject to Forfeiture Restrictions, shall not be transferable other than by will or the laws of descent and distribution. In the event that a legal representative has been appointed in connection with the Disability of an optionee, the optionee's Options may be exercised by the legal representative.

                  (iv) Effect of Transfer. Following the transfer of any Non-Qualified Option as contemplated by Sections 11(b)(i), 11(b)(ii) and 11(b)(iii), (A) such Non-Qualified Option or Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" shall be deemed to refer to the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased optionee, as applicable, to the extent appropriate to enable the optionee to exercise the transferred Non-Qualified Option in accordance with the terms of this Plan and applicable law, (B) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "award-holder" shall be deemed to refer to the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased award-holder, as applicable and to the extent appropriate, (C) the provisions of Sections 7(a)(iv) through (vii) hereof shall continue to be applied with respect to the original optionee and, following the occurrence of any such events described therein the Non-Qualified Options shall be exercisable by the Permitted

         Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Sections 7(a)(iv) through (vii), and
         (D) in the discretion of the Committee, all voting control in the Common Stock transferred pursuant to the exercise of Non-Qualified Options or acquired pursuant to an Award shall be retained in the grantee of the Option or Award.

         (c) Procedures and Restrictions. Any optionee or award-holder desiring to transfer an Option or Award as permitted under Section 11(a) or 11(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

12.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee or award-holder (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option or Award) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued pursuant to the Plan, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13.      Withholding Taxes.

         By acceptance of the Option or Award, the optionee or award-holder will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee or award-holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in connection with such Option or Award; (ii) authorize the Company or any Related Entity by which the optionee or award-holder is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, or to the award-holder or on the award-holder's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee or award-holder is employed, and which otherwise has not been reimbursed by the optionee or award-holder, in connection with the Option or Award; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee or award-holder is entitled in connection with the Option or Award as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable in connection with the Option or Award having a Fair Market Value which is equal to the amount to be withheld.

14.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Award nor to any individual receiving an Option or Award.

15.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to ensure the payment of any Option or Award under the Plan.

16.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other plan for employees or other individuals who provide services to the Company or Related Entity.

17.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) the

Company or any Related Entity to continue the employment of any Employee, and
(ii) any Employee to remain in the employ of the Company or any Related Entity.

18.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated below unless another definition is agreed to in writing by the Company and the optionee in an option grant agreement with respect to such term or a similar term:

         (a) "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         (b)  "Award" shall have the meaning set forth in Section 1.

         (c) "Board of Directors" shall have the meaning set forth in Section 2 hereof.

         (d) "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; (iii) the acquisition after the date of acceptance of this Plan by any Person or Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company, or (iv) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation.

         (e)  "Code" shall have the meaning set forth in Section 1 hereof.

         (f)  "Committee" shall have the meaning set forth in Section 2 hereof.

         (g) "Common Stock" shall have the meaning set forth in Section 3 hereof.

         (h)  "Company" shall have the meaning set forth in Section 1 hereof.

         (i) "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         (j) "Disability" shall mean permanent disability as defined under
Section 22(e)(3) of the Code.

         (k) "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         (l) "Employee" shall have the meaning set forth in Section 4 hereof.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value", shall, as it relates to the Common Stock, mean, at the option of the Committee, the average of the high and low prices or the closing price of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination, or if there were no sales on such date, on the next succeeding day or immediately preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange or the NASDAQ National Market, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option or Award, Fair Market Value shall be determined in good faith by the Committee.

         (o) "Good Cause", with respect to any Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors that the Committee determines is because of: (A) the optionee's or award-holder's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's or award-holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
(C) the optionee's or award-holder's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity;
(D) the optionee's or award-holder's willful failure to execute or comply with the policies of the Company or any Related Entity or his stated duties as established by the Board of Directors or the optionee's or award-holder's supervising officer or officers of the Company or any Related Entity, or the optionee's or award-holder's intentional failure to perform the optionee's or award-holder's stated duties; or (E) substance abuse or addiction on the part of the optionee or award-holder. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee or award-holder) termination by action of the Board of Directors because of: (A) the optionee's or award-holder's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's or award-holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
(C) the optionee's or award-holder's commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's or award-holder's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's or award-holder's intentional failure to perform the services for which the optionee or award-holder has been engaged; (E) substance abuse or addiction on the part of the optionee or award-holder; or (F) the optionee's or award-holder's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

         (p) "Holding Period" shall have the meaning set forth in Section 5 hereof.

         (q) "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         (r) The terms "include," "included" or "including" when used herein shall mean "including, but not limited to."

         (s) "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         (t)  "Options" shall have the meaning set forth in Section 1 hereof.

         (u)  "Person" shall have the meaning set forth in Section 4 hereof.

         (v)  "Plan" shall have the meaning set forth in Section 1 hereof.

         (w) "Related Entity or Entities" shall have the meaning set forth in
Section 1 hereof.

         (x) "Reorganization" shall have the meaning set forth in Section 10 hereof.

         (y) "Rule 16b-3" shall mean Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Exchange Act.

         (z) "Section 162(m)" means Section 162(m) of the Code and the Treasury regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

         (aa) "Securities Act" shall mean the Securities Act of 1933.

         (bb) "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

19.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options or Awards granted under the Plan or to change the class of individuals eligible to receive Options or Awards under the Plan unless such amendment is made by or with the approval of the stockholders of the Company. The Board of Directors shall have the right to amend the Plan, the Options, and Awards outstanding thereunder, without the consent or joinder of any optionee, any award-holder or other Person, in such manner as may be determined necessary or appropriate by the Board of Directors in order to cause the Plan and the Options and Awards outstanding thereunder (as applicable) (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder, or (iii) to comply with Section 162(m). Except as provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan without the consent of the holder thereof.

20.      Effective Date.

         The Plan shall become effective on the date on which it is approved by the Board of Directors, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan or in any agreement evidencing an Option or Award, no Option shall be exercisable or vest and no Award shall be granted prior to such stockholder approval.

21.      Individual Limitations on Options and Awards.

         No person may be granted during any one year period, Options and Awards with respect to more than 2,000,000 shares of Common Stock. If an Option or Award is canceled or forfeited, the canceled Option or Award shall continue to be counted against the maximum number of shares of Common Stock for which Options or Awards may be granted to such Person under the Plan. If, after the grant, the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option. In such case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to such Person under the Plan pursuant to Section 21.